                                                                      Exhibit 24
                               THE TIMKEN COMPANY

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Larry R. Brown and Scott A. Scherff, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, to sign on his behalf as a director or officer, or both, as the case may be, of the Company's Registration Statement pursuant to the Securities Act of 1933 on Form S-8 concerning the Common Stock of the Company to be offered in connection with the Company's Long-Term Incentive Plan (as Amended and Restated as of December 20, 1995) and to sign any and all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 16th day of April, 1996.



 /s/W.R. Timken, Jr.                             /s/Jay A. Precourt
- -----------------------                          -------------------------
W.R. Timken, Jr.                                 Jay A. Precourt



 /s/Joseph F. Toot, Jr.                          /s/John M. Timken, Jr.
- --------------------------                       -------------------------
Joseph F. Toot, Jr.                              John M. Timken, Jr.



 /s/Gene E. Little                               /s/Ward J. Timken
- ----------------------                           -------------------------
Gene E. Little                                   Ward J. Timken



 /s/Robert Anderson                              /s/Martin D. Walker
- ----------------------                           -------------------------
Robert Anderson                                  Martin D. Walker



 /s/Stanley C. Gault                             /s/Charles H. West
- -----------------------                          -------------------------
Stanley C. Gault                                 Charles H. West



 /s/J. Clayburn La Force, Jr.                    /s/Alton W. Whitehouse
- ------------------------------                   -------------------------
J. Clayburn La Force, Jr.                        Alton W. Whitehouse



 /s/Robert W. Mahoney
- -------------------------
Robert W. Mahoney